                              [Schuler Homes Logo]

                         Quarter and Fiscal Year Ending
                                 March 31, 2001

                            Earnings Conference Call
                                   May 9, 2001

OVERVIEW                                                    [Schuler Homes Logo]

-    Introduction -- The New Schuler Homes, Inc.

-    4th Quarter and Fiscal Year 2001 Financial Highlights

-    Strategic Initiatives for the Future

-    4th Quarter and Fiscal Year 2001 Financial Results

The New Schuler Homes, Inc.

                       The Merger closed on April 3, 2001


Schuler Residential, Inc.                      Western Pacific Housing
(Formerly Schuler Homes, Inc.)                           [Logo]
           [Logo]


                              Schuler Homes, Inc.
                                     [Logo]


Today, we are operating as one company

4th Quarter and Fiscal Year Ended March 31, 2001
   PRO FORMA COMBINED FINANCIAL HIGHLIGHTS                  [Schuler Homes Logo]

-    Quarterly revenues increased 17% to $488 million

-    Annual revenues increased 21% to $1.3 billion

-    Quarterly net income increased 29% to $34 million

-    Annual net income increased 52% to $81 million (excluding non-cash charges)

-    Annual EBITDA totaled $219.4 million

-    Record year end backlog of 1,725 homes valued at $456 million, up 17%.

-    Highly profitable:

                                     EBITDA       Pre-tax
                                     Margin       Margin
                                     ------       ------

Quarter ended 3/31/01                18.2%        11.8%

Fiscal year ended 3/31/01*           16.3%        10.1%


*excludes non-cash charges


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

Strategic Initiatives                                       [Schuler Homes Logo]


-    Continued growth in existing markets

-    Continued focus on entry-level, first-time move-up product

- Use of option contracts to: control land, reduce leverage, reduce carrying costs

-    Extend term of debt financing and lower combined company's cost of capital

-    Retain and cultivate strong management team

-    Enhance shareholder value and increase visibility in capital markets

Strategic Initiatives - CONTINUED GROWTH IN EXISTING        [Schuler Homes Logo]
MARKETS

WELL DIVERSIFIED BUILDER WITH LEADING POSITIONS IN TOP WESTERN US HOMEBUILDING MARKETS


                               % of             Lots
                               Total           Under             Lots
                             Revenues          Control          Owned
                              for FYE             @               @
                              3/31/01          3/31/01         3/31/01

No. California                  31%             9,300            2,600
So. California                  32%             7,700            2,300
Colorado                        21%             7,300            5,600
Washington                       7%             1,000              700
Hawaii *                         6%             2,700            2,400
Arizona                          0%             1,300              500
Oregon                           3%               300              300
                       ------------     -------------     ------------
Total                          100%            29,600           14,400


*Includes parcels held for future development or possible disposition

Strategic Initiatives - CONTINUED FOCUS ON ENTRY-LEVEL,     [Schuler Homes Logo]
 FIRST-TIME MOVE-UP PRODUCT

AVERAGE SALES PRICES IN BACKLOG RANGE FROM APPROXIMATELY $178,000 TO $332,000



                            BACKLOG AT MARCH 31, 2001



                            Number                  Sales Value                    Sales Price
                      ------------------     -------------------------     -----------------------

Northern California                 384                  $127,180,000                    $331,000
Southern California                 418                  $109,255,000                    $261,000
Colorado                            585                  $124,698,000                    $213,000
Hawaii                              145                   $43,020,000                    $297,000
Oregon                               67                   $11,945,000                    $178,000
Washington                           95                   $31,375,000                    $330,000
Arizona                              31                    $8,190,000                    $264,000
                      ------------------     -------------------------     -----------------------
        Total                     1,725                  $455,663,000                    $264,000
                      ==================     =========================     =======================


Strategic Initiatives                                       [Schuler Homes Logo]

USE OF OPTION CONTRACTS TO CONTROL FUTURE LAND POSITIONS AND SUPPORT GROWTH FOR THE FUTURE WHILE MINIMIZING INVESTMENT


                           Land Position


30,000                                  29,600
                      26,600
25,000
                                         15,200
20,000                 13,600       (Lots under option)
                 (Lots under option)
15,000

10,000
                       13,600             14,400
                    (owned Lots)       (owned Lots)
5,000

0

                  at March 2000       at March 2001


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


4th Quarter and Fiscal Year ending March 31, 2001           [Schuler Homes Logo]
    PRO FORMA COMBINED FINANCIAL RESULTS

               Total Home Closings

6,000              CAGR = 17%

5,000                                    5,300
                    4,609     4,897
4,000
         3,605
3,000

2,000

1,000

0

           1999      2000       2001       2002
                                          (proj)

                              YEAR ENDING MARCH 31,

Note: Includes 100% of the company's point venture projects.

4th Quarter and Fiscal Year ending March 31, 2001           [Schuler Homes Logo]
    PRO FORMA COMBINED FINANCIAL RESULTS

                               Total Home Closings

5,000                                                  4,897

4,500

4,000

3,500

3,000

2,500

2,000
                                           1,594
1,500                          1,188
         1,057      1,058
1,000

500

0

          Qtr:       Qtr:       Qtr:         Qtr:      Year:
          6/00       9/00       12/00        3/01      3/01

4th Quarter and Fiscal Year ending March 31, 2001           [Schuler Homes Logo]
     PRO FORMA COMBINED FINANCIAL RESULTS

($ MILLIONS)               Revenues

                  CAGR = 34%
$1,600                                  $1,500

$1,400
                             $1,342
$1,200
                    $1,107
$1,000

$800      $747

$600

$400

$200

$0

           1999      2000      2001       2002
                                         (proj)

                              YEAR ENDING MARCH 31,

4th Quarter and Fiscal Year ending March 31, 2001           [Schuler Homes Logo]
     PRO FORMA COMBINED FINANCIAL RESULTS

($ MILLIONS)           Revenues

$1,400                                                  $1,342

$1,200

$1,000

$800

$600
                                          $488
$400                         $354
       $244       $255
$200

$0

       Qtr:      Qtr:         Qtr:         Qtr:         Year:
       6/00      9/00         12/00        3/01         3/01

4th Quarter and Fiscal Year ending March 31, 2001           [Schuler Homes Logo]
     PRO FORMA COMBINED FINANCIAL RESULTS

($ MILLIONS)      Annual Pre-Tax Earnings


$160                                        $147
                              $135
$140

$120
                 $92
$100

$80

$60     $45

$40

$20

$0

        1999      2000        2001*         2002
                                           (proj)

                              YEAR ENDING MARCH 31,

* Prior to non-cash charges

4th Quarter and Fiscal Year ending March 31, 2001           [Schuler Homes Logo]
     PRO FORMA COMBINED FINANCIAL RESULTS

($ MILLIONS)          Quarterly Pre-Tax Earnings

$160

$140                                              $135

$120

$100

$80
                                         $58
$60
                              $35
$40
           $19       $23
$20

$0

           Qtr:      Qtr:     Qtr:       Qtr:      Year:
           6/00      9/00     12/00      3/01      3/01

Pretax
Margin:    8.0%      9.0%      9.8%      11.8%     10.1%

4th Quarter and Fiscal Year ending March 31, 2001           [Schuler Homes Logo]
     PRO FORMA COMBINED FINANCIAL RESULTS

BACKLOG POSITION DEMONSTRATES CONTINUED MARKET STRENGTH AND PROVIDES FOUNDATION FOR NEXT FISCAL PERIOD


($ MILLIONS)             Sales Backlog, $ Value

$500
                                            1,725 units
$450
                          1,520 units
$400

$350
          1,277 units
$300

$250

$200
                                $389              $456
$150            $292

$100

$50

$0

              1999             2000              2001

                              YEAR ENDING MARCH 31,

4th Quarter and Fiscal Year ending March 31, 2001           [Schuler Homes Logo]
     PRO FORMA COMBINED FINANCIAL RESULTS

                                                               March 31, 2001

Cash and Cash Equivalents                                           $52.4

Real Estate Inventory    ($ MILLIONS)                              $855.9
HOMEBUILDING DEBT:
   Senior Credit Facility                                           251.9
   Senior Notes                                                      98.9
   Subordinated Convertible Debentures                               57.5
   Project Loans and Other Debt                                      86.1
                                                                ---------
   Total Homebuilding Debt                                          494.4

Stockholders' Equity                                                394.6
                                                                ---------
Total Capitalization                                                889.0
                                                                =========

DEBT TO TOTAL CAPITALIZATION                                        55.6%
TARGET DEBT TO TOTAL CAPITALIZATION                                50-55%
COMMON SHARES OUTSTANDING                   - PRIMARY               40.24
  DURING THE YEAR (IN MILLIONS)             - DILUTED*              43.15


* Diluted shares include an additional 2.91 million shares as a result of:

 Convertible Debentures (CONVERT AT $21.83) - approx 2.63M shares
 Stock options                              - approx  .28M shares

Schuler Homes Inc.
                                     [Logo]
                               Schuler Homes Inc.


-    Leading Builder in strong Western markets

-    Focused on entry-level and first-time move-up product

-    Experienced management team with local market expertise

-    Strong land positions

- Commitment to enhance shareholder value and increase visibility in capital markets

Forward Looking Statements

Certain statements in this presentation may be "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those which are anticipated. Such factors include, but are not limited to, changes in general economic conditions, the market for homes generally and in areas where the company has developments, the availability and cost of land suitable for residential development, materials prices, labor costs, interest rates, consumer confidence, competition, environmental factors and government regulations affecting the Company's operations. Please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and the Form S-4 Registration Statement and Joint Proxy Statement/Prospectus filed in connection with the merger for further discussion of these and other risks and uncertainties applicable to the Company's business.


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